Intermediate Bond Fund of America
                333 S. Hope Street, Los Angeles, California 90071
                   Telephone (213) 486-9200 Fax (213) 486-9455

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and 74U2, and 74V1 and 74V2, complete answers are as follows:


Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $123,277
------------------ --------------------------------
------------------ --------------------------------
Class B            $8,346
------------------ --------------------------------
------------------ --------------------------------
Class C            $9,397
------------------ --------------------------------
------------------ --------------------------------
Class F            $11,254
------------------ --------------------------------
------------------ --------------------------------
Total              $152,274
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $2,905
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $500
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $1,541
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $168
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $339
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $89
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $2,112
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $2,277
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $648
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $2,366
------------------ --------------------------------
------------------ --------------------------------
Total              $12,945
------------------ --------------------------------


Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.4510
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.3581
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.3489
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.4518
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.4441
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.3328
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.3343
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.4034
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.4471
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.3459
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.3506
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.4021
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.4509
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.4931
-------------------- -------------------------------------------


Item 74U1 and 74U2
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            274,667
------------------ ----------------------------------
------------------ ----------------------------------
Class B            22,228
------------------ ----------------------------------
------------------ ----------------------------------
Class C            26,409
------------------ ----------------------------------
------------------ ----------------------------------
Class F            27,649
------------------ ----------------------------------
------------------ ----------------------------------
Total              350,953
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        7,274
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        1,570
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        5,058
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        454
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        885
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          308
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          6,835
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          6,574
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          1,769
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          4,849
------------------ ----------------------------------
------------------ ----------------------------------
Total              35,576
------------------ ----------------------------------


Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $13.63
----------------------- -------------------------
----------------------- -------------------------
Class B                 $13.63
----------------------- -------------------------
----------------------- -------------------------
Class C                 $13.63
----------------------- -------------------------
----------------------- -------------------------
Class F                 $13.63
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $13.63
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $13.63
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $13.63
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $13.63
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $13.63
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $13.63
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $13.63
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $13.63
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $13.63
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $13.63
----------------------- -------------------------